UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2022

U.S. ENERGY CORP.

(Exact name of registrant as specified in its charter)

Wyoming	000-06814	83-0205516
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

675 Bering Drive, Suite 100, Houston, Texas	77057
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 993-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.01 par value	USEG	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATION NOTE

U.S. Energy Corp. (the “Company”, “we” and “us”) previously filed a Current Report on Form 8-K with the Securities and Exchange Commission on January 10, 2022 (the “Initial Report”) disclosing among other things, the closing, on January 5, 2022, of the transactions contemplated by those certain three separate Purchase and Sale Agreements (as amended to date, the “Purchase Agreements”), previously entered into by the Company on October 4, 2021, with each of (a) Lubbock Energy Partners LLC (“Lubbock”); (b) Banner Oil & Gas, LLC (“Banner”), Woodford Petroleum, LLC (“Woodford”) and Llano Energy LLC (“Llano”, and together with Banner and Woodford, collectively, “Sage Road”), and (c) Synergy Offshore LLC (“Synergy”, and collectively with Lubbock and Sage Road, the “Sellers”). Pursuant to the Purchase Agreements, U.S. Energy acquired certain oil and gas properties from the Sellers, representing a diversified, conventional portfolio of operated, producing, oil-weighted assets located across the Rockies, West Texas, Eagle Ford, and Mid-Continent. The acquisitions also included certain wells, contracts, technical data, records, personal property and hydrocarbons associated with the acquired assets (collectively with the oil and gas properties acquired, the “Acquired Assets” and the “Acquisitions”).

On March 1, 2022, the Company filed an Amendment No. 2 to the Initial Report, amending Item 9.01 thereof to include the required financial statements and pro forma financial information relating to the Acquisitions.

This Current Report on Form 8-K updates the financial statements relating to the Acquisitions through December 31, 2021, and includes pro forma financial information, for the year ended December 31, 2021.

Item 9.01 Financial Statements and Exhibits.

Audited Financial Statements

(i) Lubbock Energy Partners LLC’s audited financial statements, which comprise Lubbock Energy Partners LLC’s balance sheets as of December 31, 2021 and 2020 and the related statements of operations, changes in members’ equity, and cash flows for the years then ended, and the related notes to the financial statements, are filed as Exhibit 99.1 to this Current Report on Form 8-K, and are incorporated herein by reference.

(ii) Banner Oil & Gas, LLC’s audited financial statements, which comprise Banner Oil & Gas, LLC’s consolidated balance sheets as of December 31, 2021 and 2020, and the related consolidated statements of operations, cash flows, and members’ equity for the years then ended, and the related notes to the financial statements, are filed as Exhibit 99.2 to this Current Report on Form 8-K, and are incorporated herein by reference.

(iii) Woodford Petroleum LLC’s audited financial statements, which comprise Woodford Petroleum LLC’s balance sheets as of December 31, 2021 and 2020, and the related statements of operations, changes in members’ equity, and cash flows for the years then ended, and the related notes to financial statements, are filed as Exhibit 99.3 to this Current Report on Form 8-K, and are incorporated herein by reference.

(iv) Llano Energy LLC’s audited financial statements, which comprise Llano Energy LLC’s balance sheets as of December 31, 2021 and 2020, the related statements of operations, members’ equity, and cash flows for the years then ended, and the related notes to financial statements, are filed as Exhibit 99.4 to this Current Report on Form 8-K, and are incorporated herein by reference.

(v) Synergy Offshore LLC’s audited financial statements, which comprise Synergy Offshore LLC’s balance sheets as of December 31, 2021 and 2020 and the related statements of operations, changes in members’ equity (deficit), and cash flows for the years then ended, and the related notes to the financial statements, are filed as Exhibit 99.5 to this Current Report on Form 8-K, and are incorporated herein by reference.

The consents of Plante & Moran, PLLC, HSPG & Associates, PC, Weaver and Tidwell, L.L.P., and HoganTaylor LLP, are filed herewith as Exhibits 23.1 and 23.2, 23.3, 23.4 and 23.5.

Pro Forma Financial Information

The unaudited pro forma consolidated financial information of U.S. Energy Corp. for the year ended December 31, 2021, as well as the accompanying notes thereto, are filed as Exhibit 99.6 to this Current Report on Form 8-K and are incorporated herein by reference. The unaudited pro forma consolidated financial statements are based on the historical consolidated financial statements of the Company and adjusts such information to give effect of the Acquisitions.

(d)	Exhibits

Exhibit No.	Description
23.1*	Consent of Plante & Moran, PLLC
23.2*	Consent of Plante & Moran, PLLC
23.3*	Consent of HSPG & Associates, PC
23.4*	Consent of Weaver and Tidwell, L.L.P.
23.5*	Consent of HoganTaylor LLP
99.1*	Audited historical financial statements of Lubbock Energy Partners LLC, which comprise Lubbock Energy Partners LLC’s balance sheets as of December 31, 2021 and 2020 and the related statements of operations, changes in members’ equity, and cash flows for the years then ended, and the related notes to the financial statements
99.2*	Audited historical financial statements of Banner Oil & Gas, LLC, which comprise Banner Oil & Gas, LLC’s consolidated balance sheets as of December 31, 2021 and 2020, and the related consolidated statements of operations, cash flows, and members’ equity for the years then ended, and the related notes to the financial statements
99.3*	Audited historical consolidated financial statements of Woodford Petroleum LLC, which comprise Woodford Petroleum LLC’s balance sheets as of December 31, 2021 and 2020, and the related statements of operations, changes in members’ equity, and cash flows for the years then ended, and the related notes to financial statements
99.4*	Audited historical financial statements of Llano Energy LLC, which comprise Llano Energy LLC’s balance sheets as of December 31, 2021 and 2020, the related statements of operations, members’ equity, and cash flows for the years then ended, and the related notes to financial statements
99.5*	Audited historical financial statements of Synergy Offshore LLC, which comprise Synergy Offshore LLC’s balance sheets as of December 31, 2021 and 2020 and the related statements of operations, changes in members’ equity (deficit), and cash flows for the years then ended and the related notes to financial statements
99.6*	Unaudited pro forma consolidated financial information of U.S. Energy Corp. for the year ended December 31, 2021
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

* Filed herewith.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K and Exhibits 99.1 through 99.6 hereto contain forward-looking statements that are made pursuant to the safe harbor provisions of the federal securities laws, including within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended and the Private Securities Litigation Reform Act, as amended. Forward-looking statements are based on management’s current expectations and are subject to risks and uncertainties, many of which are beyond our control, that may cause actual results or events to differ materially from those projected. These risks and uncertainties, many of which are beyond our control, include risks described in the section entitled “Risk Factors” and elsewhere in our Annual Reports on Form 10-K and in our other filings with the SEC, including, without limitation, our reports on Forms 8-K and 10-Q, all of which can be obtained on the SEC website at www.sec.gov. Readers are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date on which they are made and reflect management’s current estimates, projections, expectations and beliefs. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. ENERGY CORP.

By:	/s/ Ryan Smith
Ryan Smith
Chief Executive Officer

Dated:	June 10, 2022